UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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New Age Beverages Corporation
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NEW AGE BEVERAGES CORPORATION
1700 E. 68th Avenue, Denver, CO 80229

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held May 30, 2019

To the Shareholders of New Age Beverages Corporation:

NOTICE IS HEREBY GIVEN that the 2019 Annual Meeting of Shareholders (the “Annual Meeting”) of New Age Beverages Corporation, a Washington corporation (the “Company”), will be held at 9:00 a.m. local time on May 30, 2019, or such later date or dates as such Annual Meeting date may be adjourned, at 18245 East 40th Avenue, Aurora, CO 80011, for the purpose of considering and taking action on the following proposals:

1.
Elect as directors the nominees named in the proxy statement;
2.
To ratify the appointment of Accell Audit & Compliance, PA as our independent public accountant for the fiscal year ending December 31, 2019;
3.
To approve an increase to the total number of shares of the Company’s authorized common stock to 200,000,000 shares from 100,000,000 shares;
4.
To approve the New Age Beverages Corporation 2019 Equity Incentive Plan; and
5.
To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The foregoing business items are more fully described in the following pages, which are made part of this notice.

The Board recommends that you vote as follows:

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“FOR” for the election of the Board nominees as directors;

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“FOR” ratification of the selection of Accell Audit & Compliance, PA as our independent public accountant for the fiscal year ending December 31, 2019;

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“FOR” an increase in the total number of shares of authorized common stock to 200,000,000 shares from 100,000,000 shares; and

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“FOR” approval of the New Age Beverages Corporation 2019 Equity Incentive Plan.

You may vote if you were the record owner of the Company’s common stock at the close of business on April 12, 2019. The Board of Directors of the Company has fixed the close of business on April 12, 2019 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

As of the Record Date there are 75,392,742 shares of common stock outstanding and entitled to vote at the Annual Meeting. A list of shareholders of record will be available at the Annual Meeting and, during the 10 days prior to the Annual Meeting, at the office of the Secretary of the Company at 1700 E. 68th Avenue, Denver, CO 80229.

All shareholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card, or respond via Internet or telephone, as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

These proxy materials are also available via the Internet at https://www.cleartrustonline.com/nbev/. You are encouraged to read the proxy materials carefully in their entirety and submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions.

Dated: April 16, 2019	By Order of the Board of Directors of New Age Beverages Corporation

Sincerely, Brent Willis Chief Executive Officer and Director

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT

Your vote is important. Please vote as promptly as possible even if you plan to attend the Annual Meeting.

For information on how to vote your shares, please see the instruction from your broker or other fiduciary, as applicable, as well as “General Information About the Annual Meeting” in the proxy statement accompanying this notice.

We encourage you to vote by completing, signing, and dating the proxy card, and returning it in the enclosed envelope.

If you have questions about voting your shares, please contact our Corporate Secretary at New Age Beverages Corporation, at 1700 E. 68th Avenue, Denver, CO 80229, telephone number (303) 289-8655.

If you decide to change your vote, you may revoke your proxy in the manner described in the attached proxy statement at any time before it is voted.

We urge you to review the accompanying materials carefully and to vote as promptly as possible.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 30, 2019 AT 9:00 A.M. MST.

The Notice of Annual Meeting of Shareholders, our Proxy Statement and 2018 Annual Report are available at:
https://www.cleartrustonline.com/nbev/

REFERENCES TO ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about New Age Beverages Corporation that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission website (www.sec.gov) or upon your written or oral request by contacting the Corporate Secretary of New Age Beverages Corporation, 1700 E. 68th Avenue, Denver, CO 80229, telephone number (303) 289-8655.

NEW AGE BEVERAGES CORPORATION
1700 E. 68th Avenue
Denver, CO 80229
303-289-8655

2019 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 30, 2019

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement, along with the accompanying notice of the 2019 Annual Meeting of Shareholders, contains information about the 2019 Annual Meeting of Shareholders of New Age Beverages Corporation, including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 9:00 a.m. local time on May 30, 2019, at 18245 East 40th Avenue, Aurora, CO 80011, or such later date or dates as such Annual Meeting date may be adjourned. For directions to the meeting, please call 303-289-8655.

This proxy statement has been prepared by the management of New Age Beverages Corporation.

These proxy materials also are available via the Internet at https://www.cleartrustonline.com/nbev/. You are encouraged to read the proxy materials carefully, and in their entirety, and submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Even if you plan to attend the Annual Meeting, you are encouraged to submit your vote promptly. You have a choice of submitting your proxy by Internet, by telephone or by mail, and the proxy card provides instructions (and access number) for each option.

In this proxy statement, we refer to New Age Beverages Corporation as “New Age Beverages,” the “Company,” “we,” “us” or “our.”

Why Did You Send Me This Proxy Statement?

The Board of Directors of the Company (referred to herein as the “Board of Directors” or the “Board”) is soliciting proxies, in the accompanying form, to be used at the Annual Meeting and any adjournments thereof. This proxy statement, along with the accompanying Notice of Annual Meeting of Shareholders, summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 30, 2019: The Notice of Annual Meeting of Shareholders, our Proxy Statement and 2018 Annual Report are available at https://www.cleartrustonline.com/nbev/

The following documents are being made available to all shareholders entitled to notice of and to vote at the Annual Meeting:

1)
This proxy statement.

2)
The accompanying proxy.

3)
Our 2018 Annual Report.

The 2018 Annual Report includes our financial statements for the fiscal year ended December 31, 2018, but is not a part of this proxy statement. You can also find a copy of our 2018 Annual Report on Form 10-K on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov/edgar or through the “Investors” section of our website at https://www.newagebev.com/en-us/our-story/sec-filings.

Who Can Vote?

Shareholders who owned common stock at the close of business on April 12, 2019 (the “Record Date”), are entitled to vote at the Annual Meeting. As of the Record Date, there are 75,392,742 shares of common stock outstanding and entitled to vote.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A shareholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any shareholder who has executed a proxy card but attends the Annual Meeting in person may revoke the proxy and vote at the Annual Meeting.

How Many Votes Do I Have?

Each share of common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, and how your shares should be voted with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, ClearTrust, LLC, or you have stock certificates, you may vote:

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By mail. Complete and mail the proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card, but do not specify how you want your shares voted, they will be voted as recommended by the Board.

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By Internet. At https://www.cleartrustonline.com/nbev/

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In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

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By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

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By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

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In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to attend the Annual Meeting unless you have a proxy card from your broker.

How Does the Board Recommend That I Vote On the Proposals?

The Board recommends that you vote as follows:

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“FOR” for the election of the Board nominees as directors;

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“FOR” ratification of the selection of Accell Audit & Compliance, PA as our independent public accountant for the fiscal year ending December 31, 2019;

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“FOR” an increase in the total number of shares of authorized common stock to 200,000,000 shares from 100,000,000 shares; and

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“FOR” approval of the New Age Beverages Corporation 2019 Equity Incentive Plan.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. As of the date of this proxy statement, we are not aware of any other matters that need to be acted on at the Annual Meeting, other than those discussed in this proxy statement

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

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signing a new proxy card and submitting it as instructed above;

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if your shares are held in street name, re-voting by Internet or by telephone as instructed above – only your latest Internet or telephone vote will be counted;

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if your shares are registered in your name, notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

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attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above or under "Voting Instructions" on the proxy card for each account to ensure that all of your shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Under NYSE interpretations, Proposal 1 (election of directors), and Proposal 4 (approval of New Age Beverages Corporation 2019 Equity Incentive Plan), are considered non-routine matters, and Proposal 2 (the ratification of our independent public accountant) and Proposal 3 (approval of increase in authorized common stock to 200,000,000 shares from 100,000,000 shares) are considered routine matters. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 2 (the ratification of our independent public accountant), and Proposal 3 (the increase in our authorized shares of common stock) but does not have authority to vote your unvoted shares for Proposal 1 (election of directors), and Proposal 4 (approval of New Age Beverages Corporation 2019 Equity Incentive Plan). We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors
The nominees for director who receive the greatest number of votes FOR election (also known as a plurality) will be elected as directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratification of the Appointment of Accell Audit & Compliance, PA as our Independent Public Accountant for the Fiscal Year Ending December 31, 2019
The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our shareholders to appoint the Company’s independent accountant. However, if our shareholders do not ratify the appointment of Accell Audit & Compliance, PA as the Company’s independent public accountant for the fiscal year ending December 31, 2019, the Audit Committee of the Board may reconsider its appointment.

Proposal 3: Approval to increase the number of shares of the Company’s authorized common stock to 200,000,000 shares
The affirmative vote of a majority of the shares entitled to vote at the meeting is required to approve the amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock to 200,000,000 shares from 100,000,000 shares. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have the same effect as a negative vote.

Proposal 4: Approval of New Age Beverages Corporation 2019 Equity Incentive Plan
The affirmative vote of a majority of the votes cast for this proposal is required to approve the New Age Beverages Corporation 2019 Equity Incentive Plan. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms will not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of shareholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

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Shareholders whose shares are registered in their own name should contact our transfer agent, ClearTrust, LLC, 16540 Pointe Village Dr., Suite 205, Lutz, FL 33558, telephone: (813) 235-4490.

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Shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Shareholders should be sure to include their name, the name of their brokerage firm and their account number.

Who is paying for this proxy solicitation?

In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are shareholder proposals due for next year’s annual meeting?

At our annual meeting each year, our Board of Directors submits to shareholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the shareholders for action at the annual meeting.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, shareholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2020 Annual Meeting of Shareholders by submitting their proposals to the Company in a timely manner. These proposals must meet the shareholders eligibility and other requirements of the SEC. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by December 23, 2019 to our Corporate Secretary, 1700 E. 68th Avenue, Denver, CO 80229.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of April 12, 2019, with respect to the beneficial ownership of our outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the Company’s executive officers and directors; and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, each of the shareholders listed below has sole voting and investment power over the shares beneficially owned.

	Number of Shares of Common Stock Beneficially		Percentage of Shares of Common Stock Beneficially
Beneficial Owner	Owned		Owned(1)

Executive Officers and Directors:
Brent D. Willis	1,804,639	(2)	2.4%
Gregory A. Gould	-		-
Reginald Kapteyn	86,812		*
Ed Brennan	1,274,074		1.7%
Tim Haas	379,074		*
Greg Fea	123,574		*
Amy Kuzdowicz	18,182		*
Randall N. Smith	-		-
Richard Rife	-		-
All Officers and Directors as a Group (9 persons)	3,686,355	(2)	4.9%

* Less than 1%.

(1) Based upon 75,392,742 shares issued and outstanding as of April 12, 2019.

(2) Incudes 78,000 held by the Corrine Willis Trust of which the wife of Mr. Willis is the trustee. Also includes 122,272 shares issuable upon exercise of stock options granted to Mr. Willis.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Our Board currently consists of six members. The Nominating and Governance Committee (the “Governance Committee”) and Board have unanimously approved the recommended slate of six directors.

The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the next Annual Meeting of Shareholders and until a successor is named and qualified, or until his or her earlier resignation or removal. All nominees are members of the present Board of Directors. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the shareholder, the accompanying proxy will be voted for the election of the six persons named under the heading “Nominees for Directors.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

Nominees for Director

Name of Nominee	Age	Principal Position	Director Since
Brent Willis	59	Chief Executive Officer and Director	2016
Tim Haas	72	Director	2017
Greg Fea	59	Director	2017
Ed Brennan	62	Director	2017
Reginald Kapteyn	48	Director	2017
Amy Kuzdowicz,	49	Director	2019

The Governance Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for re-election as a member of our Board.

Nominees Biographies

Brent Willis - Chief Executive Officer, Director

Brent Willis was appointed as Chief Executive Officer, and as a member of the Board of Directors, on March 24, 2016. During the previous five years, Mr. Willis has been a director or officer, serving as Chairman and Chief Executive Officer of a number of majority or minority-owned private-equity backed companies from November 2009 until present. Prior to these companies from 1987 through 2008, Mr. Willis was a C-Level and Senior Executive for Cott Corporation, AB InBev, The Coca-Cola Company, and Kraft Heinz. Mr. Willis obtained a Bachelor’s of Science in Engineering from the United States Military Academy at West Point in 1982 and obtained a Master’s in Business Administration from the University of Chicago in 1991.

Mr. Willis was chosen to serve as a director of the Company due to his extensive executive experience running smaller companies, multinational companies and his experience in the beverage industry.

Tim Haas – Director

Tim Haas has been a Director of the Company since 2017. Mr. Haas is the former Chief Executive Officer of Coca-Cola Foods and The Minute Maid Company, and former Group President Latin America of The Coca-Cola Company. Over the past five years he has not held any other Board of Directors or other employment positions. He is a graduate of The University of North Dakota.

Mr. Haas was chosen to be a director because of his extensive experience in running major multinational companies, and extensive experience in the beverage industry with major strategic beverage leaders.

Greg Fea – Director

Greg Fea has been a Director of the Company since 2017. Mr. Fea is the former President, Chief Executive Officer and Vice-Chairman of Illy Coffee, and has over twenty years of beverage experience in senior leadership roles for E&J Gallo, Cadbury Schweppes, and Danone. From 2015 through present he has been the managing partner of Global Solutions Consulting. From 1998 through 2014 he worked for Illy Coffee, SPA and was President, Chief Executive Officer and Vice Chairman of the firm based in Trieste Italy from 2013 to 2014. He is a graduate of San Diego State University.

Mr. Fea was chosen to be a director because of his extensive experience in running major multinational and mid-sized global companies, and extensive experience in the beverage industry including experience in the coffee, tea, and other healthy segments.

Ed Brennan – Director

Ed Brennan has been a Director of the Company since 2017. Since 2013, Mr. Brennen has been the current Owner and Chief Executive Officer of Beak and Skiff Orchards, a private company. He is also the current Chairman and Chief Executive Officer of Duty Free Stores, and the former Chief Marketing Officer at Macy’s. He is a graduate of Niagara University.

Mr. Brennan was chosen to be a director because of extensive experience in running multinational companies, and extensive experience in the retail industry.

Reginald Kapteyn – Director

Dr. Reggie Kapteyn has been a Director of the Company since 2017. Dr. Kapteyn is a published physician at the National Institutes of Health (NIH) and is currently a Board Certified Practicing Physician, a Director of Vivitris Life Sciences, Inc., and a Director of Product Development at HydroCision, Inc. From 2015 through present, he has been a Director of Vivitris Life Sciences, Inc. From 2014 through present he has been a Director of Product Development at HydroCision, Inc. From 2013 through present he has been a Practicing Physician and Director of Pain Management at OAM in Michigan. From 2009 to 2012 he was a Medical Director at Drake Hospital, a University of Cincinnati Hospital. He is a graduate of Hope College, West Virginia School of Osteopathic Medicine, with residency at Georgetown University and fellowship at the NIH and the University of Wisconsin.

Due to the importance of the Company to develop products for the medical channel, Dr. Kapteyn was chosen to be a director because of his extensive experience in the health care field.

Amy Kuzdowicz – Director

Amy Kuzdowicz has been a Director of the Company since February 2019. Ms. Kuzdowicz is a certified public accountant with over 25 years of financial leadership experience in domestic and international companies across a range of industries, including gaming, food & beverage, manufacturing, mining and information services. She joined Rock Ohio Caesars in January 2013 as the Chief Financial Officer of the joint venture and in July 2016, moved to the parent company as the senior vice president and Chief Accounting Officer of Jack Entertainment LLC. She is responsible for Financial Reporting, Accounting, Purchasing, Payables, Payroll, Debt Management, Treasury, Risk Management, Indirect Tax, Credit and Financial Systems. Ms. Kuzdowicz began her career at Arthur Andersen in Denver, Colorado and Tashkent, Uzbekistan, where she specialized in the gaming industry and emerging markets. She spent 14 years at $1 billion+ public companies where she led transformations in financial operations involving acquisitions, joint ventures, offshoring and double-digit annual sales changes. She has extensive experience in international operations, high growth enterprises and turnaround operations. Ms. Kuzdowicz holds a Bachelor of Science degree in Accounting from Colorado State University and is a certified public accountant in Ohio.

Ms. Kuzdowicz qualifies to serve on the Board because of her ability to help the Company understand the dynamics of growth in emerging markets outside of the United Sates as well as her extensive accounting experience.

Family Relationships

There are no family relationships among the officers and directors, nor are there any arrangements or understanding between any of the Directors or Officers of our Company or any other person pursuant to which any Officer or Director was or is to be selected as an officer or director.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

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the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

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convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

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subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

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found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

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the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

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the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Vote Required

The top six nominees for director who receive the greatest number of votes FOR election (also known as a plurality) will be elected as directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS

INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE

Independence of Directors

Our Board is currently comprised of six members. Our Board has affirmatively determined that five directors, Messrs. Brennan, Haas, Fea, Dr. Kapteyn, and Ms. Kuzdowicz, are “independent” directors as such term is defined under The NASDAQ Capital Market rules and the related rules of the SEC.

The Board, upon recommendation of the Governance Committee, unanimously determined that each of our five non-employee directors is “independent,” as such term is defined in the Nasdaq Stock Market Rules (“Stock Market Rules”).

The definition of “independent director” included in the Stock Market Rules includes a series of objective tests, such as that the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s corporate governance principles, the Board’s determination of independence is made in accordance with the Stock Market Rules, as the Board has not adopted supplemental independence standards. As required by the Stock Market Rules, the Board also has made a subjective determination with respect to each director that such director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company), even if the director otherwise satisfies the objective independence tests included in the definition of an “independent director” included in the Stock Market Rules.

Board Leadership Structure

The Board has no set policy with respect to the separation of the offices of Chairman and Chief Executive Officer. Currently, Greg Fea serves as Chairman and Brent Willis serves as Chief Executive Officer. Our Board of Directors does not have a lead independent director. Our Board of Directors has determined that its leadership structure is appropriate and effective for us at this time, given our stage of development.

Director Attendance at Board, Committee, and Other Meetings

During the year ended December 31, 2018, the Board of Directors held four in-person meetings, and each of the Audit Committee, Compensation Committee, and the Governance Committee met four times. The Board held five other meetings by telephone. No director attended fewer than 75% of the Board meetings or of the meetings of any committee such director served on. We do not have a formal policy in place with respect to director attendance at the Company’s Annual Meeting of Shareholders.

Board Role in Risk Oversight

The Board is responsible for overseeing our management and operations, including overseeing our risk assessment and risk management functions. We believe that our directors provide effective oversight of risk management functions. On a regular basis we perform a risk review wherein the management team evaluates the risks we expect to face in the upcoming year and over a longer-term horizon. From this risk assessment we develop plans to deal with the risks identified. The results of this risk assessment are provided to the Board for their consideration and review. In addition, members of our management periodically present to the Board the strategies, issues and plans for the areas of our business for which they are responsible. While the Board oversees risk management, our management is responsible for day-to-day risk management processes. Additionally, the Board requires that management raise exceptional issues to the Board. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that the Board leadership structure supports this approach.

Committees of the Board

Our Board has three standing committees: Audit, Compensation, and Governance. Each of the committees is solely comprised of and chaired by independent directors, each of whom the Board has affirmatively determined is independent pursuant to the Stock Market Rules. Each of the committees operates pursuant to its charter. The committee charters are reviewed annually by the Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Governance Committee proposes revisions to the charters. The responsibilities of each committee are described in more detail below. The charters for the three committees are available on the Company’s website at www.newagebev.com.

Audit Committee

We have an Audit Committee comprised of directors who are “independent” within the meaning of Nasdaq Rule 5605(b)(1). The Audit Committee assists our Board in overseeing the financial reporting process and maintaining the integrity of our financial statements, and of our financial reporting processes and systems of internal audit controls, and our compliance with legal and regulatory requirements. The Audit Committee is responsible for reviewing the qualifications, independence and performance of our independent registered public accounting firm and review our internal controls, financial management practices and investment functions and compliance with financial legal and regulatory requirements. The Audit Committee is also responsible for performing risk and risk management assessments as well as preparing any report of the Audit Committee that may be required by the proxy rules of the SEC to be included in the Corporation’s annual proxy statement. Our Board has identified and appointed Ms. Amy Kuzdowicz as its “audit committee financial expert,” as defined by the SEC in Item 407 of Regulation S-K. Ms. Kuzdowicz serves as the Chair of the Audit Committee, and is joined on the committee by Mr. Haas, Mr. Fea and Dr. Kapteyn.

Audit Committee Report

Review of our Audited Financial Statements

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-K with management and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed with the committee under the standards of the Public Company Accounting Oversight Board (PCAOB), including Auditing Standard 1301 (Communications with Audit Committees). In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and our company, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to us, and considered the compatibility of any non-audit services with the auditors’ independence.

The Audit Committee discussed with our independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to our Board of Directors (and our Board has approved) that our audited financial statements for the year ended December 31, 2018 be included in the Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission.

The Audit Committee selects the Company’s independent registered public accounting firm annually and has submitted such selection for the year ending December 31, 2019 for ratification by shareholders at the Company’s annual meeting.

The Audit Committee currently consists of Ms. Kuzdowicz, Mr. Haas, Mr. Fea, and Dr. Kapteyn.

The material in this report is not deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

Compensation Committee

We have a Compensation Committee comprised of members who are “Non-Employee Directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). They are also “independent” directors within the meaning of Nasdaq Rule 5605(b)(1). The Compensation Committee is responsible for overseeing the establishment and maintenance of our overall compensation and incentive programs to discharge the Board’s responsibilities relating to compensation of our executive officers and directors, including establishing criteria for evaluating performance and setting appropriate levels of compensation, and to produce an annual report on executive compensation for inclusion in our proxy statement in accordance with the rules and regulations of the SEC. The Compensation Committee advises and makes recommendations to our Board on all matters concerning director compensation. Mr. Brennan serves as Chair of the Compensation Committee and is joined by Mr. Fea, Ms. Kuzdowicz, and Dr. Kapteyn.

Nominating and Governance Committee

Our Board has a Governance Committee that (1) reviews and recommends improvements to our governance guidelines and corporate policies; (2) monitors compliance with our Code of Conduct; (3) trains new members of the Board of Directors; (4) reviews the performance of the Board of Directors and its various committees and makes recommendations intended to improve that performance; (5) evaluates and makes recommendations concerning changes in the charters of the various Committees of the Board of Directors; (6) evaluates the performance of the Chief Executive Officer of the Company; (7) oversees the development and implementation of succession planning for Company senior management positions; (8) identifies and recommends candidates for nomination as members of the Board of Directors and its committees; and (9) such other matters as may be required to ensure compliance with applicable federal and state laws or the requirements of any exchange on which the Company maintains a listing for its securities. The committee is required to be comprised of entirely “independent” directors within the meaning of Nasdaq Rule 5605(b)(1). Mr. Haas currently serves as the Chair of the Governance Committee and is joined on the committee by Mr. Fea and Mr. Brennan.

Committee participation by the Chair and other Directors is summarized as follows:

Name	Audit Committee	Compensation Committee	Governance Committee
Tim Haas	Member		Chair
Greg Fea	Member	Member	Member
Ed Brennan		Chair	Member
Reginald Kapteyn	Member	Member
Amy Kuzdowicz	Chair	Member

Consideration of Director Nominees

We seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria applied by the Governance Committee. The Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating Board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent shareholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Governance Committee will consider director candidates recommended by shareholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management of the Company, or third parties.

Corporate Governance Matters

We are committed to maintaining strong corporate governance practices that benefit the long-term interests of our shareholders by providing for effective oversight and management of the Company. Our governance policies, including our Code of Conduct and Committee Charters, can be found on our website at www.newagebev.com by following the link to “Investors” and then to “Corporate Governance.”

The Governance Committee regularly reviews our Code of Conduct and Committee Charters to ensure that they take into account developments at the Company, changes in regulations and listing requirements, and the continuing evolution of best practices in the area of corporate governance.

Code of Conduct

We have adopted a Code of Business Conduct and Ethics that applies to our principal executive, financial, and accounting officers (or persons performing similar functions), a copy of which is available on our website at www.newagebev.com.

Communications with the Board of Directors

Shareholders and other parties may communicate directly with the Board of Directors or the relevant Board member by addressing communications to:

New Age Beverages Corporation
c/o Corporate Secretary
1700 E. 68th Avenue
Denver, CO 80229

All shareholder correspondence will be compiled by our corporate secretary. Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:

●
junk mail and mass mailings;

●
resumes and other forms of job inquiries;

●
surveys; and

●
solicitations and advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and shareholders who own more than 10% of the Company’s stock to file forms with the SEC to report their ownership of the Company’s stock and any changes in ownership. The Company assists its directors and executives by identifying reportable transactions of which it is aware and preparing and filing the forms on their behalf. All persons required to file forms with the SEC must also send copies of the forms to the Company. We have reviewed all forms provided to us. Based on that review and on written information given to us by our executive officers and directors, we believe that all Section 16(a) filings during the past fiscal year were filed on a timely basis and that all directors, executive officers and 10% beneficial owners have fully complied with such requirements during the past fiscal year, except as follows:

A Form 4 was filed late by Tim Haas, resulting in one transaction not being reported on a timely basis.

EXECUTIVE OFFICERS

The following persons are our executive officers and hold the offices set forth opposite their names.

Name	Age	Principal Occupation	Officer Since
Brent David Willis	59	Chief Executive Officer, Director	2016
Gregory Gould	53	Chief Financial Officer	2018
Randall N. Smith	64	President, Morinda Holdings, Inc.	2018
Richard Rife	65	Chief Legal & Administrative Officer and Secretary	2018

Brent David Willis, Chief Executive Officer and Member of the Board

The biography for Brent David Willis is contained in the information disclosures relating to the Company’s nominees for director.

Gregory Gould, Chief Financial Officer

Mr. Gould has served as our Chief Financial Officer since October 2018. Prior to joining the Company, Mr. Gould served as Chief Financial Officer of Therapure—Products (Evolve Biologics), a subsidiary of Therapure BioPharma, Inc., from November 2017 until October 2018. Mr. Gould also served as Chief Financial Officer, Treasurer and Secretary of Aytu BioScience, Inc., or Aytu (NASDAQ: AYTU), from April 2015 until November 2017, and he was the Chief Financial Officer, Secretary and Treasurer of Ampio Pharmaceuticals, Inc., or Ampio (NASDAQ: AMPE), from June 2014 until June 2017. He has held CFO and Principal Accounting Officer roles at several publicly traded corporations and has served as an independent board member and accounting expert. He is a highly accomplished financial executive with expertise in the life sciences industry. Mr. Gould is a CPA in the state of Colorado. He holds a Bachelor of Science in Business Administration from the University of Colorado, Boulder.

Randall N. Smith, President, Morinda Holdings, Inc.

Randy Smith has served as President of Morinda since December 2018. Prior to serving as President, he was Morinda’s Chief Financial Officer, treasurer, and vice president of finance for 14 years. He was a principal in a major international accounting firm, where he specialized in international operations and expansion and had over 20 years of experience consulting with large public and private companies in Chicago, Detroit, and Salt Lake City. Mr. Smith received a Bachelor of Science degree in Accounting and Business Administration from Southern Utah University and his Juris Doctor degree from the University of Utah.

Richard Rife, Chief Legal & Administrative Officer and Secretary

Richard Rife has served as Chief Legal & Administrative Officer and corporate secretary of the Company since December 21, 2018. He also served as chief legal officer for Morinda from 2005. Prior to that, Mr. Rife was vice president & deputy general counsel for Novell, Inc. He has a 35-year background in international corporate law and also served as chief privacy officer for an organization with operations in 170 countries. He received his Bachelor of Arts degree in English and Juris Doctor degree from Brigham Young University.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers during 2018 and 2017.

Name and Position(s)	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other ($)	Total Compensation ($)
Brent Willis	2018	312,500	50,000	-	-	-	362,500
Chief Executive Officer (1)	2017	300,000	225,000	-	-	-	525,000
Gregory Gould,	2018	67,708	-	-	-	-	67,708
Chief Financial Officer (2)	2017	-	-	-	-	-	-
Randy Smith,	2018	17,220	-	-	176,041(5)	1,579	194,840
President, Morinda Holdings, Inc.(3)	2017	-	-	-	-	-	-
Chuck Ence,	2018	228,334	-	-	40,500(5)	-	268,834
Former CFO	2017	200,000	-	-	129,019(5)	-	329,019
Neil Fallon,	2018	94,991	-	-	-	-	94,991
former Executive Chairman (4)	2017	114,340	-	-	-	-	114,340

(1) Effective January 1, 2019, Mr. Willis’ base salary was increased to $650,000.
(2) Mr. Gould was appointed chief financial officer in October 2018. Effective January 1, 2019, Mr. Gould’s base salary was increased to $500,000.
(3) Mr. Smith became President of Morinda Holdings, Inc., and Morinda became a wholly owned subsidiary of New Age Beverages Corporation on December 21, 2018.
(4) Mr. Fallon served as executive chairman until his resignation after the 2018 annual meeting held on October 23, 2018.
(5) Stock option awards were valued at the grant date fair value using the Black-Scholes-Merton option-pricing model.

Employment Agreements

Our Board of Directors signed a resolution on March 24, 2016, which provided that Brent Willis, the interim Chief Executive Officer as of the date of the resolution, received a base salary of $7,500 per month, and a sign-on incentive bonus of restricted stock equal to 5% of the outstanding shares of the Company as of the date of the resolution. The restricted stock bonus was equal to 771,783 shares of common stock valued at $200,663, or $0.26 per share based on the market price of the shares on the date of issuance. The restricted stock vested over three years whereby the shares were fully vested in March 2019.

We executed an employment agreement on June 1, 2016, which provides that Mr. Willis receive a restricted stock bonus of 5% of the outstanding shares of the Company upon completion of a first acquisition involving more than 25% of our then current market capitalization. The transaction with Xing met that criteria, and the Company paid the restricted stock bonus at the time of closing of the Xing transaction which equaled 1,078,763 shares of common stock valued at $1,736,808, or $1.61 per share based on the market price of the shares on the date of issuance. This restricted stock vested was fully vested in April 2019. Effective January 1, 2019, Mr. Willis’ base salary was increased to $650,000.

In connection with the appointment of Mr. Gould as our chief financial officer in October 2018, we entered into an offer letter of employment agreement with Mr. Gould. The agreement provides for an initial base salary of $325,000 per year, with an annual target cash bonus equal to a range from 35% to 140% of the base salary. The agreement further provides for equity and other incentives to be awarded pursuant to achievement of certain performance metrics. Effective January 1, 2019, Mr. Gould’s base salary was increased to $500,000.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth outstanding equity awards to our executive officers as of December 31, 2018.

	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
Brent Willis
	8/5/2016	73,743	37,989	-	1.79	12/31/2026	-	-	-	-
	12/21/2017	48,529	98,529	-	2.04	12/31/2027	-	-	-	-
	3/29/2016	-	-	-	-	-	362,407	1,364,516	-	-
	4/29/2016	-	-	-	-	-	366,780	1,907,256	-	-

Chuck Ence
	8/5/2016	121,670	62,678	-	1.79	12/31/2026	-	-	-	-
	12/21/2017	32,353	65,686	-	2.04	12/31/2027	-	-	-	-
	12/3/2018	0	10,000	-	4.63	12/31/2028	-	-	-	-

Randy Smith
	12/21/2018	0	43,467	-	4.63	12/31/2028	-	-	-	-
	12/21/2018	-	-	-	-	-	54,000	280,000	-	-
	12/21/2018	-	-	-	-	-	108,000	561,680	-	-

Equity Compensation Plans Information

On August 3, 2016, the Board of Directors approved and implemented the New Age Beverages Corporation 2016-2017 Long- Term Incentive Plan (the “2016-2017 Plan”).

In April 2019, the Board of Directors approved the New Age Beverages 2019 Equity Incentive Plan (the “2019 Plan”). The 2019 Plan is being submitted for approval at the Annual Meeting. See “Proposal 4” below.

The following table sets forth information about our equity compensation plans as of December 31, 2018.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	2,786,371	$2.84	168,587
Equity compensation plans not approved by security holders	-	-	-
Total	2,786,371	$2.84	168,587

Director Compensation

The Board of Directors has the authority to fix the compensation of directors. During 2018, the Board approved Board compensation of (i) $65,000 worth of restricted common stock to our directors, (ii) cash compensation at an annual rate of $10,000 for the first six months of 2018, (iii) cash compensation at an annual rate of $20,000 for the last six months of 2018; and (iv) for the last six months of 2018 an additional fee at an annual rate of $5,000 for each director who served as Chairman of a Board committee.

The following table provides the total compensation for each person who served as a non-employee member of our Board of Directors during fiscal year 2018, including all compensation awarded to, earned by or paid to each person who served as a non-employee director for some portion or all of fiscal year 2018:

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option Awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings	All other compensation ($)	Total ($)
David Vautrin (1)	2,500	65,000	-	-	-	-	67,500
Reginald Kapteyn	17,500	65,000	-	-	-	-	82,500
Ed Brennan	17,500	65,000	-	-	-	-	82,500
Robert Evans (2)	2,500	65,000	-	-	-	-	67,500
Tim Haas	17,500	65,000	-	-	-	-	82,500
Greg Fea	42,500	65,000	-	-	-	-	107,500

(1) Mr. Vautrin served as a director until the 2018 annual meeting held on October 23, 2018.
(2) Mr. Evans resigned as a director on October 19, 2018.

Effective April 1, 2019, the Board approved compensation to its members as follows:

●
$65,000 annually for the Chairman of the Board, and $50,000 annually for other non-employee Board members;
●
$20,000 for the Chair of the Audit Committee and $10,000 for the other members of the Audit Committee;
●
$15,000 for the Chair of the Compensation Committee and $7,500 for the other members of the Compensation Committee;
●
$10,000 for the Chair of the Governance Committee and $5,000 for the other members of the Governance Committee;
●
$100,000 of restricted stock shares annually for each member of the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

The Audit Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules.

In addition to the executive officer and director compensation arrangements discussed above, the following is a description of each transaction since January 1, 2017 and any currently proposed transaction in which (i) we have been or are to be a participant, (ii) the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and (iii) any of our directors, executive officers, holders of more than five percent of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Effective September 21, 2018, we entered into an Exchange Agreement with our Chief Executive Officer, Brent Willis, and our then-Chairman, Neil Fallon, pursuant to which the officers exchanged an aggregate of 6,900,000 shares of common stock which they owned for an aggregate of 6,900 shares of the Company’s newly designated Series C Convertible Preferred Stock. The shares of Series C Preferred Stock automatically converted back into 6,900,000 shares of common stock upon the filing of the Company’s amendment to its articles of incorporation with the Secretary of State of Washington on October 23, 2018.

Review, Approval, or Ratification of Transactions with Related Parties

The Charter of our Governance Committee requires that any transaction with a related person that must be reported under applicable rules of the SEC must be reviewed and either approved, disapproved or ratified by our Governance Committee.

Director Independence

Dr. Kapteyn, Mr. Brennan, Mr. Haas, Mr. Fea and Ms. Kuzdowicz are each “independent” within the meaning of Nasdaq Rule 5605(b)(1).

PROPOSAL NO. 2 - RATIFICATION OF THE APPOINTMENT OF ACCELL AUDIT & COMPLIANCE, PA AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019

The Audit Committee has appointed Accell Audit & Compliance, PA (“Accell Audit & Compliance” or “Accell”), independent public accountant, to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. A representative of Accell is expected to be present telephonically at the 2019 Annual Meeting and will have an opportunity to make a statement if he desires to do so. We also expect that such representative will be available to respond to appropriate questions. Accell has served as our principal auditor since August 2016.

To date, Accell has only performed audit and audit related services for us. The Audit Committee will consider whether the provision of any future services, other than services rendered in connection with the audit of our annual financial statements, are compatible with maintaining Accell’s independence.

Aggregate fees billed or incurred related to professional services rendered by our principal accountant for 2018 and 2017 are set forth below.

	2018	2017
Audit Fees	$203,422	$136,720
Audit related fees	36,125	90,800
Tax Fees	-	-
Other Fees	-	-
Total	$239,547	$227,520

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements and review of our quarterly financial statements. Amount for 2018 includes $15,572 of travel expenses.

Audit Related Fees

Audit relates fees consist of fees related the review of registration statements and Forms 8-K related to equity offerings and acquisitions.

Tax and Other Fees

None.

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our Audit Committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. Our Audit Committee approved all services that our independent accountants provided to us in the past two fiscal years.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our shareholders to appoint our independent accountant. However, if our shareholders do not ratify the appointment of Accell as our independent public accountant for the fiscal year ending December 31, 2019, the Audit Committee may reconsider its appointment.

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ACCELL AUDIT & COMPLIANCE, PA AS OUR INDEPENDENT PUBLIC ACCOUNTANT

PROPOSAL NO. 3 – AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF SHARES OF AUTHORIZED COMMON STOCK TO 200,000,000 SHARES FROM 100,000,000.

Our Board of Directors has approved, subject to shareholder approval, an amendment to our Articles of Incorporation increasing our authorized shares of common stock from 100,000,000 shares to 200,000,000 shares. The increase in our authorized shares of common stock will become effective upon the filing of the amendment with the Secretary of State of Washington.

The form of amendment to be filed with the Secretary of State of Washington is set forth as Appendix A to this proxy statement.

Outstanding Shares and Purpose of the Amendment

Our Articles of Incorporation currently authorize us to issue a maximum of 100,000,000 shares of common stock, par value $0.001 per share and 1,000,000 shares of preferred stock, par value $0.001. The Board of Directors has designated 250,000 shares as Series A Preferred Stock, 300,000 shares as Series B Preferred stock, 7,000 shares as Series C Convertible Preferred stock, and 44,000 shares as Series D Convertible Preferred Stock. As of April 12, 2019, we had 75,392,742 shares of common stock issued and outstanding, no shares of Series A, Series B and Series C and 43,804 shares of Series D Preferred Stock, issued and outstanding.

The Board believes that the increase in our authorized common stock will provide us with greater flexibility with respect to our capital structure for business purposes, including additional equity financings and stock-based acquisitions. There will be no change to our authorized preferred stock.

Effects of the Increase in Authorized Common Stock

The additional shares of common stock will have the same rights as the presently authorized shares of common stock, including the right to cast one vote per share of common stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our common stock, the future issuance of additional shares of common stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

At present, the Board of Directors has no plans to issue the additional shares of common stock that would be authorized by the proposed amendment. However, it is possible that some of these additional shares could be used in the future for various other purposes without further stockholder approval, except as such approval may be required in particular cases by our charter documents, applicable law, or the rules of any stock exchange or other quotation system on which our securities may then be listed. These purposes may include: raising capital, settlement of debt, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding our business or product lines through the acquisition of other businesses or products.

We could also use the additional shares of common stock that will become available pursuant to the amendment to oppose a hostile takeover attempt or to delay or prevent changes in control or management of our company. Although the Board’s approval of the amendment was not prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), nevertheless, shareholders should be aware that the amendment could facilitate future efforts by us to deter or prevent changes in control of our company, including transactions in which our shareholders might otherwise receive a premium for their shares over then current market prices.

Vote Required

The affirmative vote of a majority of the shares entitled to vote at the meeting is required to approve the filing of the amendment to our Articles of Incorporation to increase our authorized shares of common stock from 100,000,000 shares to 200,000,000 shares. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. If our shareholders do not approve the amendment, we will not be able to increase our authorized common stock to 200,000,000 shares.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK TO 200,000,000 FROM 100,000,000.

PROPOSAL NO. 4 – APPROVAL OF NEW AGE BEVERAGES CORPORATION 2019 EQUITY COMPENSATION PLAN

Our Board of Directors has approved the New Age Beverages Corporation 2019 Equity Incentive Plan (the “2019 Plan”), subject to shareholder approval. A copy of the 2019 Plan is attached as Appendix B to this proxy statement. The following summary of the 2019 Plan is qualified by reference to the full text of the 2019 Plan.

Summary of the 2019 Plan

The 2019 Plan was approved by the Board in April 2019. The 2019 Plan will terminate on the tenth anniversary of the date of approval by the Board, unless earlier terminated by the Board, provided that, if the Company does not obtain the stockholder approval within one year from the date the 2019 Plan was approved by the Board, the 2019 Plan will be immediately unwound and any outstanding options granted thereunder prior to obtaining the requisite stockholder approval will be immediately cancelled.

The purposes of the 2019 Plan are to (a) enable the Company to attract and retain the types of employees, consultants and directors who will contribute to the Company's long range success; (b) provide incentives that align the interests of employees, consultants and directors with those of the shareholders of the Company; and (c) promote the success of the Company's business.

The maximum number of shares of common stock that may be issued under the 2019 Plan will be 10,000,000. In the event of a stock dividend, stock split or other change in our capital structure, the Administrator will make appropriate adjustments to the limits described above and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to awards, any exercise prices relating to awards and any other provisions of awards affected by the change. The Administrator may also make similar adjustments to take into account other distributions to stockholders or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the 2019 Plan and to preserve the value of awards.

Administration. The Board of Directors (or a Board committee appointed by the Board) administers the 2019 Plan. The term “Administrator” is used in this proxy statement to refer to the person (the Board and its delegates) charged with administering the 2019 Plan. The Administrator has full authority to determine who will receive awards and to determine the types of awards to be granted as well as the amounts, terms, and conditions of any awards. Awards may be in the form of options, restricted stock, or restricted stock units. The Administrator has the right to determine any questions that may arise regarding the interpretation and application of the provisions of the 2019 Plan and to make, administer, and interpret such rules and regulations as it deems necessary or advisable. Determinations of the Administrator made under the 2019 Plan are conclusive and bind all parties, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

Eligibility. Participation is limited to employees, non-employee directors, as well as consultants who are selected by the Administrator to receive an award.

Stock Options. The Administrator may, from time to time, award options to any participant subject to the limitations described above. Stock options give the holder the right to purchase shares of common stock of the Company within a specified period of time at a specified price. Two types of stock options may be granted under the 2019 Plan: incentive stock options, or “ISOs”, which are subject to special tax treatment as described below, and nonstatutory options, or “NSOs.” Eligibility for ISOs is limited to employees of the Company and its subsidiaries.

The exercise price of an ISO cannot be less than the fair market value of the common stock at the time of grant. In addition, the expiration date of an ISO cannot be more than ten years after the date of the original grant. In the case of NSOs, the exercise price and the expiration date are determined in the discretion of the Administrator. The Administrator also determines all other terms and conditions related to the exercise of an option, including the consideration to be paid, if any, for the grant of the option, the time at which options may be exercised and conditions related to the exercise of options.

Stock Awards; Restricted Stock. The 2019 Plan provides for awards of shares of restricted common stock. Awards of restricted stock may be made in exchange for past services or other lawful consideration. Generally, awards of restricted stock are subject to the requirement that the shares be forfeited or resold to the Company unless specified conditions are met. Subject to these restrictions, conditions and forfeiture provisions, any recipient of an award of restricted stock will have all the rights of a stockholder of the Company, including the right to vote the shares and to receive dividends. The 2019 Plan also provides for deferred grants (“deferred stock”) entitling the recipient to receive shares of common stock in the future on such conditions as the Administrator may specify. Any stock award or award of deferred stock resulting in a deferral of compensation subject to Section 409A of the Internal Revenue Code of 1986, as it may be amended from time to time (the “Code”) will be construed to the maximum extent possible consistent with the requirements of Section 409A of the Code.

General Provisions Applicable to All Awards.  ISOs will not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the optionholder only by the optionholder. NSOs may, in the sole discretion of the Committee, be transferable to a Permitted Transferee (as defined under the 2019 Plan), upon written approval by the Committee to the extent provided in the award agreement. Shares delivered under the 2019 Plan may consist of either authorized but unissued or treasury shares, or shares reacquired by the Company in any manner.

Change in Control. In the event of a Change in Control (as defined under the 2019 Plan), unless otherwise provided in an award agreement, all outstanding options will become immediately exercisable with respect to 100% of the shares subject to such options, and/or the restricted period will expire immediately with respect to 100% of the outstanding shares of restricted stock or restricted stock units.

Amendment. The Administrator may at any time or times amend the 2019 Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the 2019 Plan as to any future grants of awards, provided that, no amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any applicable laws or regulations. The Administrator may not, however, alter the terms of an award so as to affect adversely any holder’s rights under any award without the holder’s consent.

Federal Income Tax Consequences

The following discussion summarizes certain federal income tax consequences of the grant and exercise of stock options under the 2019 Plan under the law as in effect on the date of this proxy statement. The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with stock options or federal tax consequences associated with other awards under the 2019 Plan, nor does it cover state, local or non-U.S. taxes.

ISOs. In general, an optionee realizes no taxable income for regular income tax purposes upon the grant or exercise of an ISO. However, the exercise of an ISO may result in an alternative minimum tax liability to the optionee. With certain exceptions, a disposition of shares purchased under an ISO within two years from the date of grant or within one year after exercise (a “disqualifying disposition”) produces ordinary income to the optionee equal to the value of the shares at the time of exercise less the exercise price. A corresponding deduction is available to the Company. Any additional gain recognized in the disqualifying disposition is treated as a capital gain for which the Company is not entitled to a deduction. In general, if the disqualifying disposition is an arm’s length sale at less than the fair market value of the shares at time of exercise, the optionee’s ordinary income, and the Company’s corresponding deduction, are limited to the excess, if any, of the amount realized on the sale over the amount paid by the optionee for the stock. If the optionee does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss for which the Company is not entitled to a deduction.

NSOs. In general, in the case of a NSO, the optionee has no taxable income at the time of grant but realizes income in connection with exercise of the option in an amount equal to the excess (at the time of exercise) of the fair market value of the shares acquired upon exercise over the exercise price; a corresponding deduction is available to the Company; and upon a subsequent sale or exchange of the shares, any recognized gain or loss after the date of exercise is treated as a capital gain or loss for which the Company is not entitled to a deduction.

In general, an ISO that is exercised by the optionee more than three months after termination of employment is treated as an NSO. ISOs are also treated as NSOs to the extent they first become exercisable by an individual in any calendar year for shares having a fair market value (determined as of the date of grant) in excess of $100,000.

Under the so-called “golden parachute” provisions of the Code, the accelerated vesting of awards in connection with a change in control of the Company may be required to be valued and taken into account in determining whether a participant has received compensatory payments, contingent on the change in control, in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including the payment consisting of accelerated vesting of awards, may be subject to an additional 20% federal tax and may be nondeductible to the Company.

Stock options awarded under the 2019 Plan are intended to be exempt from the rules of Section 409A of the Code and guidance issued thereunder and will be administered accordingly. However, neither the Company nor the Administrator, nor any person affiliated with or acting on behalf of the Company or the Administrator, will be liable to any participant or to the estate or beneficiary of any participant by reason of any acceleration of income, or any additional tax or interest penalties, resulting from the failure of an award to satisfy the requirements of Section 409A of the Code.

Vote Required

  The affirmative vote of a majority of the votes cast for this proposal is required to approve the New Age Beverages Corporation 2019 Equity Incentive Plan. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE NEW AGE BEVERAGES CORPORATION 2019 EQUITY INCENTIVE PLAN

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

APPENDIX A – FORM OF AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION

FORM OF CERTIFICATE OF AMENDMENT
TO
THE ARTICLES OF INCORPORATION
OF
NEW AGE BEVERAGES CORPORATION

Articles of Amendment
Profit Corporation

Please provide UBI#

NAME OF BUSINESS CORPORATION:

New Age Beverages Corporation

BUSINESS TYPE:

Are you changing your business type: □ Yes X No (if no, continue to next section)

If yes, select the change being made:

☐ WA PROFESSIONAL SERVICE CORPORATION □ WA PUBLIC UTILITY CORPORATION

☐ WA SOCIAL PURPOSE CORPORTION

ENTITY NAME CHANGE Are you changing your business name? □ Yes X No If no, continue to Jurisdiction

If yes, do you already have an entity name reserved? ☐ Yes ☐ No

If Yes, provide the Name Reservation Number and Name If No, provide only the name

Reservation Number: _________________

Name: ____________________________________

CORPORATE SHARES: Are you changing your business’s authorized shares? ☒ Yes ☐ No If no, continue to next section

New number of authorized shares: 200,000,000 Class of shares: ☒ Common Stock ☐ Preferred Stock

Did your share information change? (check one) ☐ Yes ☒ No If No, continue to next section

If Yes, implementation plan for change: (attach additional pages if needed)

Has your registered agent changed? ☐ YES ☒ NO If Yes, please be sure to complete page 2

ADOPTION OF ARTICLES OF AMENDMENT: This Amendment was duly adopted by the following method

☒ By a sufficient vote of shareholders

☒ By the board of directors

☐ By the incorporators prior to the issuance of shares

EFFECTIVE DATE:

☒ Date of filing ☐ Specify a Date __________________ cannot be more than 90 days following received date

DATE OF ADOPTION When was this Amendment adopted?

☐ Date of filing ☐ Specify a date: __________________________

AUTHORIZED PERSON:

This record is hereby executed under penalties of perjury, and is, to the best of my knowledge, true and correct.

_______________________________________ ________________________________ ____________________

 Signature of Authorized Person Printed Name/Title Date

APPENDIX B—NEW AGE BEVERAGES CORPORATION 2019 EQUITY INCENTIVE PLAN

New Age Beverages Corporation 2019 Equity Incentive Plan

1.         Purpose; Eligibility.

1.1            General Purpose. The name of this plan is the New Age Beverages Corporation 2019 Equity Incentive Plan (the "Plan"). The purposes of the Plan are to (a) enable New Age Beverages Corporation, a Washington corporation (the "Company"), to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company's long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company's business.

1.2            Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company.

1.3            Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Restricted Stock and (d) Restricted Stock Units.

2.         Definitions.

"Affiliate" means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

"Applicable Laws" means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

"Award" means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Restricted Stock Award or a Restricted Stock Unit Award.

"Award Agreement" means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

"Board" means the Board of Directors of the Company, as constituted at any time.

"Cause" means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a) malfeasance in office;

(b) gross misconduct or neglect;

 (c) false or fraudulent misrepresentation inducing the director's appointment;

(d) willful conversion of corporate funds; or

(e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

"Change in Control" means:

(a)
One Person (or more than one Person acting as a group) acquires ownership of stock of the Company that, together with the stock held by such Person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company; provided, that, a Change in Control shall not occur if any Person (or more than one Person acting as a group) owns more than 50% of the total fair market value or total voting power of the Company's stock and acquires additional stock;
(b)
One Person (or more than one Person acting as a group) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) ownership of the Company's stock possessing 50% or more of the total voting power of the stock of such corporation;
(c)
A majority of the members of the Board is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of appointment or election; or
(d)
One Person (or more than one Person acting as a group), acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately before such acquisition(s).

"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

"Committee" means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.4 and Section 3.5.

"Common Stock" means the voting common stock, $0.001 par value per share, of the Company.

"Company" means New Age Beverages Corporation, a Washington corporation, and any successor thereto.

"Consultant" means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

"Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service.

"Deferred Stock Units (DSUs)" has the meaning set forth in Section 7.2 hereof.

"Director" means a member of the Board.

"Disability" means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.9 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.9 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

"Disqualifying Disposition" has the meaning set forth in Section 14.10.

"Effective Date" shall mean the date as of which this Plan is adopted by the Board.

"Employee" means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

"Grant Date" means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

"Incentive Stock Option" means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

"Non-Employee Director" means a Director who is a "non-employee director" within the meaning of Rule 16b-3.

"Non-qualified Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

"Option" means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

"Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

"Option Exercise Price" means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

"Participant" means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

"Permitted Transferee" means: (a) a member of the Optionholder's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

"Person" means a person as defined in Section 13(d)(3) of the Exchange Act.

"Plan" means this New Age Beverages Corporation 2019 Equity Incentive Plan, as amended and/or amended and restated from time to time.

"Restricted Period" has the meaning set forth in Section 7.

"Restricted Stock" means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant provide Continuous Service for a specified period of time) granted under Section 7 of the Plan.

"Restricted Stock Unit" means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant provide Continuous Service for a specified period of time) granted under Section 7 of the Plan.

"Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

"Securities Act" means the Securities Act of 1933, as amended.

"Stock for Stock Exchange" has the meaning set forth in Section 6.4.

"Substitute Award" has the meaning set forth in Section 4.5.

"Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

"Total Share Reserve" has the meaning set forth in Section 4.1.

3.         Administration.

3.1            Authority of Committee. The Plan shall be administered by the Committee or, in the Board's sole discretion, by the Board. Subject to the terms of the Plan, the Committee's charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)           to construe and interpret the Plan and apply its provisions;

(b)           to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)           to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)           to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve "insiders" within the meaning of Section 16 of the Exchange Act;

(e)           to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)           from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g)           to determine the number of shares of Common Stock to be made subject to each Award;

(h)           to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)           to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)           to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant's consent;

(k)           to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company's employment policies;

(l)           to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(m)           to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(n)           to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2            Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3            Delegation. The Committee, or if no Committee has been appointed, the Board, may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4            Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5            Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4.         Shares Subject to the Plan.

4.1            Subject to adjustment in accordance with Section 11, no more than 10,000,000 shares of Common Stock shall be available for the grant of Awards under the Plan (the "Total Share Reserve"). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2            Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3            Subject to adjustment in accordance with Section 11, no more than 10,000,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the "ISO Limit").

4.4            Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by Awards that were not issued upon the settlement of the Award

4.5            Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines ("Substitute Awards"). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5.         Eligibility.

5.1            Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees only. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors.

5.2            Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.         Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1            Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2            Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3            Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4            Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a "Stock for Stock Exchange"); (ii) a "cashless" exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5            Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6            Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7            Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8            Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder's Continuous Service terminates (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder's Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9            Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.10            Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11            Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7.         Restricted Awards.

(a)           General

A Restricted Award is an Award of actual shares of Common Stock ("Restricted Stock") or hypothetical Common Stock units ("Restricted Stock Units") having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the "Restricted Period") as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b)           Restricted Stock and Restricted Stock Units

(i)           Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends.

(ii)           The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement ("Deferred Stock Units"). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock ("Dividend Equivalents").

(c)           Restrictions

(i)           Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii)           Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii)           The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d)           Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e)           Delivery of Restricted Stock and Settlement of Restricted Stock Units

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share). Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit ("Vested Unit"); provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f)           Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

8.         Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9.         Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10.         Miscellaneous.

10.1            Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2            Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3            No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4            Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5            Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11.         Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act.

12.         Effect of Change in Control.

12.1            Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a)          In the event of a Change in Control, all outstanding Options shall become immediately exercisable with respect to 100% of the shares subject to such Options, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.

To the extent practicable, any actions taken by the Committee under the immediately preceding clause (a) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2           In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option without the payment of consideration therefor.

12.3           The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13.         Amendment of the Plan and Awards.

13.1            Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2            Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

13.3            Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4            No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5            Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.         General Provisions.

14.1            Forfeiture Events. The Committee may specify in an Award Agreement that the Participant's rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant's Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2            Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time ("Clawback Policy"). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

14.3            Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4            Sub Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5            Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.6            Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.7            Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.8            No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.9            Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

14.10                  Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.11                  Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a "Disqualifying Disposition") shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.12                  Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.12, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.13                  Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant's death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.

14.14                  Expenses. The costs of administering the Plan shall be paid by the Company.

14.15                  Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.16                  Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.17                  Non-Uniform Treatment. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15.         Effective Date and Termination of Plan. This Plan was approved by the Board and became effective on April 5, 2019 (the “Effective Date”). Unless earlier terminated by the Board, this Plan shall terminate at the close of business on April 5, 2029. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

Notwithstanding any provisions herein to the contrary, until such time that the Plan has been approved by the holders of not less than a majority of each class of outstanding capital stock of the Company entitled to vote thereon, the Company (i) may not grant any shares of stock to any Person pursuant to thePlan; and (ii) any options granted by the Company to any Person pursuant to the Plan may not be exercised prior to the Company obtaining the requisite stockholder approval. If the Company does not obtain the requisite stockholder approval within one year from the Effective Date, the Plan shall be immediately unwound and any outstanding options granted hereunder prior to obtaining the requisite stockholder approval shall be immediately cancelled.

16.         Termination or Suspension of the Plan. No Award shall be granted pursuant to the Plan after the termination of the Plan in accordance with Section 15, but Awards theretofore granted may extend beyond that date, subject to Section 15. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 or 15 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17.         Choice of Law. The law of the State of Washington shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state's conflict of law rules.

 As adopted by the Board of Directors of New Age Beverages Corporation on April 5, 2019.

NEW AGE BEVERAGES CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

May 30, 2019
9:00 A.M. LOCAL TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of New Age Beverages Corporation., a Washington corporation (the "Company") hereby constitutes and appoints Brent Willis and Greg Gould, or either one of them, with full power of substitution, as proxies for the undersigned, and to vote at the Annual Meeting of Shareholders of the Company to be held at 18245 East 40th Avenue, Aurora, CO 80011, at 9:00 a.m., local time on May 30, 2019 (the "Meeting"), all of the shares of the Company that the undersigned is entitled to vote at the Meeting, or at any adjournment thereof, on the following proposal which is described in the accompanying Proxy Statement:

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN PROPOSAL 1; FOR THE RATIFICATION OF THE APPOINTMENT OF ACCELL AUDIT & COMPLIANCE, PA AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019; FOR THE INCREASE IN THE AUTHORIZED COMMON STOCK TO 200,000,000; AND FOR THE APPROVAL OF THE NEW AGE BEVERAGES CORPORATION 2019 EQUITY INCENTIVE PLAN. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGEMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)

▲ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED ▲

YOUR VOTE IS IMPORTANT.

Please vote online at https://www.cleartrustonline.com/nbev/
OR
Complete, date, sign and promptly mail this proxy in the enclosed postage-paid envelope

Please mark your votes like this ☒

THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of copies of the Notice of Annual Meeting of Shareholders and the Proxy Statement dated April 15, 2019. The undersigned hereby revokes any proxies submitted previously.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Stockholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

1. Election of the nominees listed below as directors of the Company until the next annual meeting of shareholders, or until their respective successors are duly elected and qualified. The proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this proxy in the election of directors.

	FOR	WITHHOLD AUTHORITY
Brent Willis	☐	☐
Tim Haas	☐	☐
Greg Fea	☐	☐
Ed Brennan	☐	☐
Reginald Kapteyn	☐	☐
Amy Kuzdowicz	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL 1 ABOVE

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

   ☐ FOR ☐ AGAINST ☐ ABSTAIN

Date: ____________________

____
Signature

____
Signature (if held jointly)

Please sign exactly as name appears to the leftbelow. When shares are held jointly, both Registered Stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such. If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity. If a partnership, please sign in partnership name by authorized person.

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS BELOW.

↓ CONTROL NUMBER ↓

▲ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED ▲

CONTROL NUMBER

→

INSTRUCTIONS FOR ONLINE VOTING:

1. Go to https://www.cleartrustonline.com/nbev/
2. Click on the "VOTE NOW" button.
3. Enter your 12-digit control number and click "SIGN ON" to cast your vote.

For assistance, please contact (813) 235-4490.

New Age Beverages Corporation
c/o ClearTrust LLC
16540 Pointe Village Drive, Suite 205
Lutz, Florida 33558